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                                                               EXHIBIT 10(iii).7

        FIRST AMENDMENT TO THE 1994 AMENDED AND RESTATED STOCK OPTION AND
                INCENTIVE PLAN FOR KEY EMPLOYEES OF SAFEWAY INC.

     Safeway Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors has adopted this First Amendment to the 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc. (the "Plan") pursuant to Section 9.2 of the Plan, effective as of March 1, 1995.

     1. Section 2.1(a) of the Plan is hereby amended to read in its entirety as follows:

     "Section 2.1 - Shares Subject to Plan

     (a) The shares of stock subject to Options and awarded as Bonus Stock shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or as Bonus Stock shall not exceed 23,000,000 (8,000,000 of which were authorized under the original Plan (prior to the first amendment and restatement of the Plan on July 18, 1990), 6,000,000 of which were authorized by the first amendment and restatement of the Plan on July 18, 1990, 4,000,000 of which were authorized by the Plan as amended on October 10, 1991, and 5,000,000 of which were authorized by the Plan as amended on March 1, 1995)."

     2. Section 4.4(a) of the Plan is hereby amended to read in its entirety as follows:

     "Section 4.4 - Expiration of Options

          (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

               (i) In the case of an Incentive Stock Option, (1) the expiration of ten years from the date the Option was granted or (2) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted: or

               (ii) In the case of a Non-Qualified Option, the expiration of fifteen years and one day from the date the Option was granted; or



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               (iii) The expiration of three months from the date of the
     Optionee's Termination of Employment for any reason other than such Optionee's death, Disability, or retirement on or after age 55 in accordance with the Company's retirement policies, as then in effect; or

               (iv) The engagement by the Employee in willful misconduct with injures the Company, any Parent Corporation or any of its Subsidiaries."

                                    * * * * *

          I hereby certify that the foregoing First Amendment to the Plan was duly adopted by the Board of Directors of Safeway Inc. as of March 1, 1995.

          Executed on this ___ day of ________, 1995.



                                            -------------------------------
                                                       Secretary

                                     * * * *

          I hereby certify that the foregoing First Amendment to the Plan was duly approved by the stockholders of Safeway Inc. on _______________, 1995.

         Executed on this ___ day of ________, 1995.



                                            -------------------------------
                                                       Secretary